Exhibit 10.30

ASSIGNMENT OF TRADEMARK REGISTRATION

WHEREAS, PVM International, Inc. a California corporation having a place of business at 6700 Fallbrook Ave., Suite 289, West Hills, CA 91307 (“Assignor”), has adopted, used, and is using the mark referenced in Schedule A attached hereto, which is registered with U.S. Patent and Trademark Office (USPTO;

WHEREAS, Medbox, Inc. a Nevada corporation having a place of business at 8439 W. Sunset Blvd. Suite 101, West Hollywood, CA 90069 (“Assignee”) is desirous of acquiring said mark and its registration thereof;

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby assign all right, title, and interest in and to the said mark together with the good will of the business symbolized by the marks, and the above-identified registration thereof.

IN WITNESS WHEREOF, the undersigned have caused this Assignment of Trademark Registrations to be executed as of the later of the dates below.

ASSIGNOR:	ASSIGNEE:

PVM INTERNATIONAL, INC.	MEDBOX, INC.

By: /s/ Vincent Mehdizadeh	By: /s/ Guy M. Marsala

Name: Vincent Mehdizadeh	Name: Guy M. Marsala

Title: CEO	Title: CEO

Date: 7/23/14	Date: 7/24/14

SCHEDULE A

Mark	Type	Registration Number	Registration Date
MEDBOX & Design	U.S.	4,513,331	April 15, 2014